Monthly Operating Report

ACCRUAL BASIS

CASE NAME:	Cano Petroleum, Inc.
CASE NUMBER:	12-31549-bjh-11
JUDGE:	Barabara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN AND EASTERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: March 31st, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ John H. Homier	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
John H. Homier	April 20th. 2012
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Adrian Lamberti	Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE
Adrian Lamberti	April 20th, 2012
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.

ACCRUAL BASIS-1

CASE NUMBER: 12-31549-bjh-11

COMPARATIVE BALANCE SHEET

ASSETS	SCHEDULE AMOUNT	MONTH 3/31/2012	MONTH	MONTH
1. UNRESTRICTED CASH[1]	$697,796	$469,004		
2. RESTRICTED CASH				
3. TOTAL CASH	$697,796	$469,004	$0	$0
4. ACCOUNTS RECEIVABLE (NET)				
5. INVENTORY				
6. NOTES RECEIVABLE				
7. PREPAID EXPENSES		$908,866		
8. OTHER (ATTACH LIST) (2) MOR-1 Exhibit A	$350,000	$130,429,890		
9. TOTAL CURRENT ASSETS	$1,047,796	$131,807,760	$0	$0
10. PROPERTY, PLANT & EQUIPMENT	$119,000	$2,390,824		
11. LESS: ACCUMULATED DEPRECIATION / DEPLETION		$1,739,202		
12. NET PROPERTY, PLANT & EQUIPMENT	$119,000	$651,622	$0	$0
13. DUE FROM INSIDERS				
14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)				
15. OTHER (ATTACH LIST)				
16. TOTAL ASSETS	$1,166,796	$132,459,382	$0	$0
POSTPETITION LIABILITIES				
17. ACCOUNTS PAYABLE		$29,391		
18. TAXES PAYABLE				
19. NOTES PAYABLE				
20. PROFESSIONAL FEES				
21. SECURED DEBT		$118,878		
22. OTHER (ATTACH LIST)				
23. TOTAL POSTPETITION LIABILITIES		$148,269	$0	$0
PREPETITION LIABILITIES				
24. SECURED DEBT	$81,113,359	$81,113,359		
25. PRIORITY DEBT	$29,306	$29,306		
26. UNSECURED DEBT	$1,361,469	$1,361,469		
27. OTHER (ATTACH LIST)				
28. TOTAL PREPETITION LIABILITIES	$82,504,134	$82,504,134	$0	$0
29. TOTAL LIABILITIES	$82,504,134	$82,652,403	$0	$0
EQUITY				
30. PREPETITION OWNERS' EQUITY		$50,105,888		
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)		($298,909)		
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)				
33. TOTAL EQUITY	($81,337,338)	$49,806,979	$0	$0
34. TOTAL LIABILITIES & OWNERS' EQUITY	$1,166,796	$132,459,382	$0	$0

Notes:

(1) Cash at filing was listed as $697,795.79, but this total did not include transactions that Bank of Texas had not posted when the balance was obtained online in t[illegible] afternoon of the day of the filing, March 7th, 2012. The true cash total was $590,434.12 and a reconciliation of the filed balance to the actual balance follows below:

Balance per filed schedule 03/07/2012	697,795.79
Less Wire payments clearing on 3/7/2012	(65,816.00)
Less Check payments clearing on 3/7/2012	(422.49)
Less ACH payments clearing on 3/7/2012	(41,123.18)
Adjusted balance for bank at 03/07/2012	$ 590,434.12

(2) Includes consolidated retainer of $250,000 for Thompson & Knight, $40,000 for Blackhill Partners and $66,800.00 for other contract employees

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME: Cano Petroleum, Inc.
CASE NUMBER: 12-31549-bjh-11

INCOME STATEMENT

	MONTH	MONTH	MONTH	MONTH
REVENUES	3/8/2012 to 3/31/2012			
1. GROSS REVENUES	$0			
2. LESS: RETURNS & DISCOUNTS				
3. NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD				
4. MATERIAL				
5. DIRECT LABOR				
6. DIRECT OVERHEAD				
7. TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8. GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES				
9. OFFICER / INSIDER COMPENSATION	$20,046			
10. SELLING & MARKETING				
11. GENERAL & ADMINISTRATIVE	$117,196			
12. RENT & LEASE	$12,553			
13. OTHER (ATTACH LIST)				
14. TOTAL OPERATING EXPENSES	$149,795	$0	$0	$0
15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	($149,795)	$0	$0	$0
OTHER INCOME & EXPENSES				
16. NON-OPERATING INCOME (ATT. LIST)				
17. NON-OPERATING EXPENSE (ATT. LIST)				
18. INTEREST EXPENSE	$118,878			
19. DEPRECIATION / DEPLETION	$28,936			
20. AMORTIZATION				
21. OTHER (ATTACH LIST)				
22. NET OTHER INCOME & EXPENSES	$147,814	$0	$0	$0
REORGANIZATION EXPENSES				
23. PROFESSIONAL FEES				
24. U.S. TRUSTEE FEES[1]	$1,300			
25. OTHER (ATTACH LIST)				
26. TOTAL REORGANIZATION EXPENSES	$1,300	$0	$0	$0
27. INCOME TAX				
28. NET PROFIT (LOSS)	($298,909)	$0	$0	$0

Notes:
1) Includes $975 for Cano Petroleum Inc. and $325 for Tri-Flow Inc.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.

CASE NUMBER: 12-31549-bjh-11

ACCRUAL BASIS-3

CASH RECEIPTS AND DISBURSEMENTS	MONTH 3/8/2012 to 3/31/2012	MONTH	MONTH	QUARTER TOTAL
1. CASH - BEGINNING OF MONTH[1]	$ 590,434.12	$496,004	$496,004	
RECEIPTS FROM OPERATIONS				
2. CASH SALES				
COLLECTION OF ACCOUNTS RECEIVABLE				
3. PREPETITION				
4. POSTPETITION				
5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS				
6. LOANS & ADVANCES (ATTACH LIST)				
7. SALE OF ASSETS				
8. OTHER (ATTACH LIST)				
9. TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10. TOTAL RECEIPTS	$0	$0	$0	$0
11. TOTAL CASH AVAILABLE	$590,434	$496,004	$496,004	$0
OPERATING DISBURSEMENTS				
12. NET PAYROLL	$8,362			
13. PAYROLL TAXES PAID	$632			
14. SALES, USE & OTHER TAXES PAID				
15. SECURED / RENTAL / LEASES	$9,405			
16. UTILITIES				
17. INSURANCE	$39,452			
18. INVENTORY PURCHASES				
19. VEHICLE EXPENSES				
20. TRAVEL				
21. ENTERTAINMENT				
22. REPAIRS & MAINTENANCE				
23. SUPPLIES				
24. ADVERTISING				
25. OTHER (ATTACH LIST) see MOR-3 Exhibit A	$36,579			
26. TOTAL OPERATING DISBURSEMENTS	$94,430	$0	$0	$0
REORGANIZATION EXPENSES				
27. PROFESSIONAL FEES				
28. U.S. TRUSTEE FEES				
29. OTHER (ATTACH LIST)				
30. TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31. TOTAL DISBURSEMENTS	$94,430	$0	$0	$0
32. NET CASH FLOW	($94,430)	$0	$0	$0
33. CASH - END OF MONTH (2)	$496,004	$496,004	$496,004	$0

Notes:
(1) Cash at filing was listed as $697,795.79, but this total did not include transactions that Bank of Texas had not posted when the balance was obtained online in th afternoon of the day of the filing, March 7th, 2012. The true cash total was $590,434.12 and a reconciliation of the filed balance to the actual bal

Balance per filed schedule 03/07/2012 697,795.79

Less Wire payments clearing on 3/7/2012		(65,816.00)
Less Check payments clearing on 3/7/2012		(422.49)
Less ACH payments clearing on 3/7/2012		(41,123.18)
Adjusted balance for bank at 03/07/2012	$	590,434.12

(2) Exclusive of cash sweep from zero balance accounts to concentration account at Cano Petroleum, Inc.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.
CASE NUMBER: 12-31549-bjh-11

ACCRUAL BASIS-4

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	MONTH 3/8/2012 to 3/31/2012	MONTH	MONTH
1. 0-30				
2. 31-60				
3. 61-90				
4. 91+				
5. TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6. AMOUNT CONSIDERED UNCOLLECTIBLE				
7. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES

MONTH: March 8th to March 31st

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL					
2. STATE					
3. LOCAL					
4. OTHER (ATTACH LIST)					
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0
6. ACCOUNTS PAYABLE	$29,391				

STATUS OF POSTPETITION TAXES

MONTH: March 8th to March 31st

FEDERAL	BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING**				
2. FICA-EMPLOYEE**				
3. FICA-EMPLOYER**				
4. UNEMPLOYMENT				
5. INCOME				
6. OTHER (ATTACH LIST)				
7. TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL				
8. WITHHOLDING				
9. SALES				
10. EXCISE				
11. UNEMPLOYMENT				
12. REAL PROPERTY				
13. PERSONAL PROPERTY				
14. OTHER (ATTACH LIST)				
15. TOTAL STATE & LOCAL	$0	$0	$0	$0
16. TOTAL TAXES	$0	$0	$0	$0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	
CASE NUMBER: 12-31549-bjh-11	

ACCRUAL BASIS-5

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: March 8th to March 31st

BANK RECONCILIATIONS	Account #1	Account #2	Account #3	TOTAL
A. BANK:	Bank of Texas N.A	Bank of Texas N.A		
B. ACCOUNT NUMBER:	31012914	31013406		
C. PURPOSE (TYPE):	Checking	Concentration		
1. BALANCE PER BANK STATEMENT	$1,859	$1,936,698		$1,938,557
2. ADD: TOTAL DEPOSITS NOT CREDITED				$0
3. SUBTRACT: OUTSTANDING CHECKS	$25,905			$25,905
4. OTHER RECONCILING ITEMS				$0
5. MONTH END BALANCE PER BOOKS (1)	($24,047)	$1,936,698	$0	$1,912,652
6. NUMBER OF LAST CHECK WRITTEN	1001001952	N/A		

INVESTMENT ACCOUNTS BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.				
8.				
9.				
10.				
11. TOTAL INVESTMENTS			$0	$0

CASH	
12. CURRENCY ON HAND	$0
13. TOTAL CASH - END OF MONTH	$1,912,652

(1) Includes effect of cash sweeps from zero balance accounts to concentration account at Cano Petroleum, Inc.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.

ACCRUAL BASIS-6

CASE NUMBER: 12-31549-bjh-11

MONTH: March 8th to March 31st

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1. John Homier	Contract Payment	$20,046	$20,046
2.			
3.			
4.			
5.			
6. TOTAL PAYMENTS TO INSIDERS		$20,046	$20,046

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.					
2.					
3.					
4.					
5.					
6. TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1. Bro-Co, LLC	$24,294	$9,405	$14,889
2. Culberson Rental & Leasing Co. Inc	$3,949	$0	$3,949
3. Key Equipment & Finance Inc[1]	$377	$377	$0
4.			
5.			
6. TOTAL	$28,620	$9,782	$18,838

Notes:
1) $377 was paid before the filing date of 03/07/2012, but is included here since vendor is lessor

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.
CASE NUMBER: 12-31549-bjh-11

ACCRUAL BASIS-7

MONTH: March 8th to March 31st, 2012

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X	
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X	
3.	PLEASE ITEMIZE POLICIES BELOW.		

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
General Liability Insurance	ACE American Insurance	8/16/2011 to 8/16/2012	$39,452.99 paid monthly
Business Auto	ACE American Insurance	8/16/2011 to 8/16/2012	to Premium Assignment
Umbrella	ACE Property & Casualty	8/16/2011 to 8/16/2012	Corporation.
Umbrella Extension	Gotham Insurance Company	8/16/2011 to 8/16/2012	2 payments remaining at
Marine Insurance	AGCS Marine Insurance Co.	8/16/2011 to 8/16/2012	3/31/2012
COW	Lloyds of London	8/16/2011 to 8/16/2012	

CASE NAME: Cano Petroleum, Inc.

CASE NUMBER: 12-31549-bjh-11

1160000000 Intercompany Receivable/Payable Account	142,333,729.48
1160001003 Intercompany Receivable/Payable CC 1003	(8,372,688.67)
1160001004 Intercompany Receivable/Payable CC 1004	1,750,598.90
1160001005 Intercompany Receivable/Payable CC 1005	(6,715,040.65)
1160001010 Intercompany Receivable/Payable CC 1010	3,825,727.73
1160001011 Intercompany Receivable/Payable CC 1011	(2,850,705.40)
2400000000 Goodwill	101,166.00
Thomson & Knight retainer	250,302.66
Contract employee retainers	66,800.00
Blackhill Partners retainer	40,000.00
	130,429,890.05

CASE NAME: Cano Petroleum, Inc.
CASE NUMBER: 12-31549-bjh-11

John H Homier - Officer Payment	20,046.25
Other contract staff	16,533.05
	36,579.30